INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
SCHEDULE OF INTANGIBLE ASSETS

Intangible assets consisted of the following:

	December 31,
	2024	2023
Intellectual properties	$3,277,603	$3,109,539
Trademarks	-	36,319
Patents	239,829	228,319
Capitalized acquisition costs	45,745	45,745

Total intellectual properties	3,563,177	3,419,922
Less: accumulated amortization	(2,381,233)	(1,963,294)

Total intellectual properties, net	$1,181,944	$1,456,628